SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                     FORM 8-K

                                  CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 23, 1997



                                TRIARC COMPANIES, INC.
              (Exact Name of Registrant as Specified in Charter)



Delaware                     1-2207                          38-0471180
---------------           ------------                   -------------------
(State or other           (Commission                      (IRS Employer
jurisdiction of           File Number)                   Identification No.)
incorporation)


               280 Park Avenue
               New York, New York                                10017
               ----------------------------------------          ----------
               (Address of Principal Executive Offices)          (Zip Code)

              Registrant's telephone number, including area code: (212) 451-3000





                        ---------------------------------------------
                              (Former Name or Former Address, if
                                  Changed Since Last Report)

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Item 5.        Other Events.

        On October 23, 1997, the Registrant issued a press release with respect to its results of operations for the third quarter of 1997. A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        99.1   Press release dated October 23, 1997

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIARC COMPANIES, INC.




Date:  October 24, 1997                     By:    BRIAN L. SCHORR
                                                   ----------------------------
                                                   Brian L. Schorr
                                                   Executive Vice President
                                                   and General Counsel




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                                  Exhibit Index


Exhibit
No.            Description                                       Page No.
--------       --------------                                    --------

99.1           Press release dated October 23, 1997








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